________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 20, 2003


                              DHB INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)
________________________________________________________________________________


             Delaware                          0-22429           11-3129361
______________________________________    ________________   ___________________
   (State or Other Jurisdiction             (Commission        (IRS Employer
         of Incorporation)                   File Number)    Identification No.)


                555 Westbury Avenue
               Carle Place, New York                               11514
________________________________________________________    ____________________
     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (516) 997-1155
                                                           ______________


                                       N/A
________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)



________________________________________________________________________________

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         On August 20, 2003, DHB Industries, Inc. (the "Company") was notified that Grant Thornton LLP ("Grant Thornton") had decided to resign as the Company's independent accountant. Grant Thornton had served as the Company's independent accountants since May 29, 2002. Prior to May 29, 2002, Paritz & Company P.A. served as the Company's independent accountants since January 23, 1998.

         During the Company's most recent fiscal years, the opinion of Grant Thornton did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's most recent fiscal years and through August 20, 2003, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports.

         During the Company's most recent fiscal years and through August 20, 2003, there were no "reportable events" as listed in Item 304(a)(1)(v)(A)-(D) of Regulation S-K adopted by the Securities and Exchange Commission (the
"Commission") except that Grant Thornton notified the Company that, in connection with its audit of the Company's consolidated financial statements for the year ended December 31, 2002 for filing with the Company's Form 10-K/A, it identified certain deficiencies involving internal control it considered to be significant deficiencies that, in the aggregate, constituted material weaknesses under standards established by the American Institute of Certified Public Accountants. These deficiencies included the failure to disclose certain related party transactions in the Company's Form 10-K for the fiscal year ended December 31, 2002, the Company's reliance on substantial outside assistance from outside professionals in preparing the Company's financial statements and understaffing in the Company's accounting and finance department. After further review, Grant Thornton reissued their audit report in the Company's Form 10-K/A which states that the Company's consolidated financial statements presented fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of December 31, 2002 and the consolidated results of its operations and consolidated cash flows for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

         Grant Thornton formally notified the Company of these deficiencies on the date of their resignation. The Company's Audit Committee did not discuss these deficiencies with Grant Thornton before their resignation. The Company has authorized Grant Thornton to discuss the subject matter of each material weakness identified with the successor auditor subsequently engaged as the principal accountant to audit the Company's financial statements. The Company is in the process of taking the necessary steps to address each of the deficiencies identified by Grant Thornton. The Company's Board of Directors is aggressively engaged in the process of selecting new independent accountants, and the Company will file a Form 8-K when this selection has been made.

         The Company has provided Grant Thornton a copy of this Form 8-K prior to its filing with the Commission and requested Grant Thornton to furnish the Company with a letter addressed to the Commission stating whether or not they agree with the statements made by the Company in response to this Item 4 and, if not, stating the respects to which they do not agree. The Company has requested that Grant Thornton provide the Company with such letter as promptly as possible so that the Company can file the letter with the Commission within ten business days after filing this report on Form 8-K.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DHB INDUSTRIES, INC.



Date:  August 27, 2003                           By: /s/ DAWN M. SCHLEGEL
                                                     _______________________
                                                 Name: Dawn M. Schlegel
                                                 Title: Chief Financial Officer